Fees Summary	Jan. 13, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 300,000,000.00
Previously Paid Amount	420.38
Total Fee Amount	1,822.70
Total Offset Amount	0.00
Net Fee	$ 1,402.32